Exhibit 10.4

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is dated October 1, 2017 (the “Amendment Effective Date”) by and between Rackspace US, Inc. (the “Company”) and Holly Windham (“Executive”).
WHEREAS, the Company and Executive are parties to that certain Employment Agreement dated as of April 17, 2017 (the “Employment Agreement”); and
WHEREAS, the Company and Executive wish to amend certain provisions of the Employment Agreement as provided herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Company and Executive hereby agree to amend the Employment Agreement as follows:
AGREEMENT
1.    Section 2(a) of the Agreement will be amended to read as follows:
2(a) Title and Duties. Employee’s title is Chief Legal Officer & General Counsel, and she will report to the CEO and perform job duties that are usual and customary for this position. This is an Executive Vice President level position. The position will be based in San Antonio, Texas. The Company reserves the right to assign to Employee duties of a different nature, either additional to, or instead of those referred to above, it being understood that Employee will not be assigned duties which Employee cannot reasonably perform.
2.    Governing Law; Dispute Resolution. Section 12 and Section 15 of the Employment Agreement shall be incorporated herein, mutatis mutandis.
3.    Entire Agreement. This Amendment, in conjunction with the Employment Agreement, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all oral and written agreements and understanding made and entered into by the parties prior to the Amendment Effective Date. For the avoidance of doubt, except as specifically amended herein, the Employment Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the parties hereto have executed the Amendment as of the Effective date stated above.
Executive
Rackspace US, Inc.

By:	/s/ Holly Windham
	Holly Windham	Name: /s/ K. Butler

Title: VP, Global Rewards